                                                                   EXHIBIT 10.49

                               SECOND AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


        THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of May 2, 2002, is entered into by and among AMN HEALTHCARE, INC., a Nevada corporation (the "Borrower"), AMN HEALTHCARE SERVICES, INC. (formerly known as AMN Holdings, Inc.), a Delaware corporation (the "Parent"), the Subsidiary Guarantors signatory hereto, the Lenders signatory hereto and BANK OF AMERICA, N. A., as Agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

        A. The Borrower, the Parent, the Subsidiary Guarantors, the Lenders and the Agent, are party to that certain Amended and Restated Credit Agreement dated as of November 16, 2001, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of April 8, 2002 (as amended, the "Existing Credit Agreement").

        B. The Credit Parties have requested that the Lenders amend the Existing Credit Agreement as provided herein.

        C. The Lenders have agreed to amend the Existing Credit Agreement on the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:


                                     PART I
                                   DEFINITIONS

        SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

               "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

               "Amendment No. 2 Effective Date" is defined in Part III.

        SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

        Effective on (and subject to the occurrence of) the Amendment No. 2 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II.

        SUBPART 2.1 Amendments to Section 8.7. Section 8.7 of the Existing Credit Agreement is hereby amended in the following respects (i) the word "and" before clause (k) is deleted and replaced with a comma and (ii) the following new clause (l) is added immediately following existing clause (k) thereof:

        8.7    RESTRICTED PAYMENTS.

               .... and (l) loans, advances, dividends or distributions by any
               Consolidated Party to the Parent to enable the Parent to make the payments or reimbursements of fees and expenses to the extent permitted by Section 8.9(f).

        SUBPART 2.2 Amendments to Section 8.9. Section 8.9 of the Existing Credit Agreement is hereby amended in the following respects (i) the word "and" before clause (f) is deleted and replaced with a comma, (ii) the existing clause
(f) is relettered as new clause (g) and (iii) the following new clause (f) is added immediately following existing clause (e) and immediately prior to the new clause (g) thereof:

        8.9    TRANSACTIONS WITH AFFILIATES.

               .... (f) payment or reimbursement of fees and expenses of the
               Parent and any of its shareholders in connection with any registration of the Capital Stock of the Parent pursuant to registration rights agreements or as otherwise approved by the Board of Directors of the Borrower or Parent in an amount not to exceed $3,500,000 in any fiscal year and ....


                                    PART III
                           CONDITIONS TO EFFECTIVENESS

        This Amendment shall be and become effective as of the date (the "Amendment No. 2 Effective Date") when all of the conditions set forth in this
Part III shall have been satisfied.

        SUBPART 3.1 Execution of Counterparts of Amendment. The Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Requisite Lenders.

        SUBPART 3.2 Other Items. The Agent shall have received such other documents, agreements or information which may be reasonably requested by the Agent.

                                     PART IV
                                  MISCELLANEOUS

        SUBPART 4.1 Construction. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Amended Credit Agreement.

        SUBPART 4.2 Representations and Warranties. Each Credit Party hereby represents and warrants that (i) each Credit Party that is party to this
Amendment: (a) has the requisite corporate power and authority to execute, deliver and perform this Amendment, as applicable and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Amendment, (ii) the representations and warranties contained in
Section 6 of the Amended Credit Agreement are true and correct in all material respects on and as of the date hereof upon giving effect to this Amendment as though made on and as of such date (except for those which expressly relate to an earlier date) and (iii) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof upon giving effect to this Amendment.

        SUBPART 4.3 Acknowledgment. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment does not operate to reduce or discharge the Guarantors' obligations under the Amended Credit Agreement or the other Credit Documents. The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Guarantors' obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment.

        SUBPART 4.4 Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

        SUBPART 4.5 Binding Effect. This Amendment, the Amended Credit Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. Except as expressly modified and amended in this Amendment, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

        SUBPART 4.6 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        SUBPART 4.7 Severability. If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                               AMN HEALTHCARE, INC.


                                        By:     /s/ Diane K. Stumph
                                           -------------------------------------
                                        Name:       Diane K. Stumph
                                             -----------------------------------
                                        Title:      Senior Vice President
                                              ----------------------------------


PARENT:                                 AMN HEALTHCARE SERVICES, INC.


                                        By:     /s/ Diane K. Stumph
                                           -------------------------------------
                                        Name:       Diane K. Stumph
                                             -----------------------------------
                                        Title:      Senior Vice President
                                             -----------------------------------


SUBSIDIARY
GUARANTORS:                             WORLDVIEW HEALTHCARE, INC.


                                        By:     /s/ Diane K. Stumph
                                           -------------------------------------
                                        Name:       Diane K. Stumph
                                             -----------------------------------
                                        Title:      Senior Vice President


                                        O'GRADY PEYTON INTERNATIONAL (USA), INC.


                                        By:     /s/ Diane K. Stumph
                                           -------------------------------------
                                        Name:       Diane K. Stumph
                                             -----------------------------------
                                        Title:      Senior Vice President
                                             -----------------------------------



                             [Signatures Continued]

AGENT:                                  BANK OF AMERICA, N. A.,
                                        in its capacity as Agent


                                        By:     /s/ Gary Flieger
                                           -------------------------------------
                                        Name:       Gary Flieger
                                             -----------------------------------
                                        Title:      Vice President
                                              ----------------------------------


LENDERS:                                BANK OF AMERICA, N. A.


                                        By:     /s/ Robert Klawinski
                                           -------------------------------------
                                        Name:       Robert Klawinski
                                             -----------------------------------
                                        Title:      Managing Director
                                              ----------------------------------



                             [Signatures Continued]

                                        GENERAL ELECTRIC CAPITAL CORPORATION

                                        By:     /s/ Thomas S. Beck
                                           -------------------------------------
                                        Name:       Thomas S. Beck
                                             -----------------------------------
                                        Title:      Duly Authorized Signatory
                                              ----------------------------------


                                        UNION BANK OF CALIFORNIA, N.A.

                                        By:     /s/ Douglas S. Lambell
                                           -------------------------------------
                                        Name:       Douglas S. Lambell
                                             -----------------------------------
                                        Title:      Vice President/SCM
                                              ----------------------------------